CPI Aerostructures, Inc. 8-K

Exhibit 99.1

A Premier Supplier of Aircraft Structures andSystems NYSE MKT:CVU Q2’2016ResultsPresentation August 4,2016 Speakers: Douglas McCrosson, President & Chief Executive Officer Vincent Palazzolo, Chief FinancialOfficer

Disclosure Statement

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 28, 2016 and as amended on April 29, 2016, and quarterly report on Form 10-Q filed on May 10, 2016, available at http://www.sec.gov.

We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein.

CPI AERO is a registered trademark of CPI Aerostructures, Inc. All other trademarks referenced herein are the property of their respective owners.

Non-GAAP Financial Data

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the six months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

CPI AERO

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3 RecentHighlights DouglasMcCrosson President & Chief ExecutiveOfficer

4 Backlog Funded 24% / Unfunded 76% Defense 74% / Commercial 26% Consolidated Backlog at 06/30/2016: $395.4 Million 1 $95.7M $299.7M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements $291.5M $103.9M Defense Commercial 1 Backlog at 6/30/16 does not include Raytheon NGJPods order ($4.0MFunded; $27MUnfunded) announced subsequent to 6/30/2016

5 Driven By Renewed Strength in Defense Business Recent wins adding $250+ million in backlog until 2022 Contract Period 2013 -2021 Contract Period 2016 -2019 Contract Period 2015 -2021 Contract Period 2014 -2022 Contract Period 2015 -2021 Announced November 2014 Announced January 2016 Announced February 2015 Announced November 2014 Announced July 2015 $86.1M $25-30M $49M E-2D Advanced Hawkeye/C-2A Greyhound T-38C Talon Trainer $53.5M F-35A $10.6M Japan E-2D Hawkeye F-16 Falcon Raytheon Next Generation Jammer Pod $30+M Announced July 2016 Contract Period 2016 –2022+

6 Financial Highlights Vincent Palazzolo Chief Financial Officer

7 Recent Financial Highlights ($ in Millions, except per share data) 2016 2015 2016 2015 Revenue $22.3 $21.9 $19.8 16.3 Cost of sales 17.3 18.1 14.8 12.4 Gross profit 5.0 3.8 5.0 3.8 Selling, general and administrative expenses 1.9 2.0 1.9 2.0 Income from operations 3.2 1.8 3.2 1.8 Income before provision for income taxes 2.8 1.5 2.8 1.5 Net income 1.8 1.0 1.8 1.0 Income per common share – diluted $0.21 $0.12 $0.21 $0.12 GAAP as Reported Adjusted Earnings For the 3M Ended June 30, For the 3M Ended June 30, (Unaudited) (Unaudited)

8 Balance Sheet Highlights Total Debt Total Debt Credit Facility Shareholders’ Equity Book Value Debt-to-Capital As of June 30, 2016 CEE (unbilled receivables) $ 94.0 Total Debt 32.8 Shareholders’ Equity 63.4 Book Value,per diluted share 7.34 Debt-to-Capital 0.48 ($ in Millions, except per share value) March 28, 2016: Debt Refinancing $40M, 3-year senior debt facility - $10M term loan - $30M revolving line-of-credit Replacesprevious $35.0M credit facility Expandsavailability by $5M

9 2016 Financial Guidance Reaffirmed Revenue Pre-tax Income NetIncome Effective Tax Rate •$82.5M–$88.5M •Reduces all projected A-10 program revenue from forecast Adjusted Revenue •$9.8M–$10.5M •Adds back the $15.3 million charge recorded in 1Q16related to A-10 program Adjusted Pre-tax Income •Approximately 37% Effective Tax Rate

10 Strengthen Balance Sheet Continue Investment In Automation Improve Debt Coverage Ratios Further Reduce Overhead & SG&A Expenses 2016 Financial Initiatives Lower inventory levels and reduce unbilled receivables (CEE) Already lower than industry peers Investments made in 2015 expected to favorably impact margins G&A rate reduced by 50 basis points since 2014

11 Looking Ahead DouglasMcCrosson President & Chief ExecutiveOfficer

12 Continued Diversification Across Product Categories Defense opportunities are increasing Bid Pipeline (7/31/16) 67% 33% Defense Commercial 7% 5% 44% 44% Kitting MRO Aerostructures Aerosystems

13 2016 Program Opportunities Aerostructures ? Military Helos: H-92, AH-1Z, CH-53K, V-280 ? Various regional commercial aircraft (Tier 1 and Tier 2 opportunities) ? Military Fixed Wing: A-10 thick skin urgent spares kitting (TUSK), F-35 ? MRO: F-16 SLEP, BLACK HAWK Aerosystems ? ISR and EW pod structures Supply Chain Management/Kitting ? Various regional commercial aircraft (Tier 1 opportunity) ? Various business jets ? S-92 (commercial) Current opportunities:

14 Long-Term Visibility -Contracts Potential to collectively generate revenue of $395.4Mduring their remaining periods of performance (as of 6/30/16) Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage U.S. GOVERNMENT–F-16 TRIUMPH GROUP -Gulfstream G650 SIKORSKY –UH-60 Black Hawk U.S. GOVERNMENT –T-38CTalon Trainer TEXTRON - Cessna Citation X+ SIKORSKY –S-92 EMBRAER –Phenom 300 LOCKHEED –F-35A BELL HELICOPTER –AH-1ZZULU ‘08 ‘09 ’10 ’11 ’12 ’13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 ‘20 ‘21 ‘22 ‘23 ‘24 ‘25 NORTHROP GRUMMAN –for the E-2D& C-2A NORTHROP GRUMMAN –Japan E-2D HONDA -HondaJet Defense; Commercial; *not included in backlog as of 6/30/16 UTC AEROSPACE SYSTEMS –DB-110 ISR Pod Raytheon –Next Generation Jammer Increment 1 Pod*

15 Future Opportunities T-X Trainer Foreign sales –F-16 Northrop Grumman B-21 Lockheed Martin F-35

16 Q&ASession

17 Financial Appendix

Adjusted Statement of Earnings

	For the Three Months Ended June 30, 2016 (Unaudited)		
	GAAP as Reported	Adjustments	Adjusted Earnings
Revenues	$22,280,964	($2,477,316)	$19,803,648
Cost of sales	17,246,963	(2,477,316)	14,769,647
Gross profit	5,034,001		5,034,001
Selling, general and administrative expenses	1,868,787		1,868,787
Income from operations	3,165,214		3,165,514
Other income (expense), net			
Interest expense	(323,634)		(323,634)
Income before provision for income taxes	2,841,580		2,841,580
Provision for income taxes	1,051,000		1,051,000
Net income	$1,790,580		$1,790,580
Diluted Earnings per share	$0.21		$0.21

Adjusted Earnings (arrived at by eliminating the Company's A-10 Program with Boeing from reported results) is not derived in accordance with generally accepted accounting principles ("GAAP"). Adjusted earnings is a key metric CPI Aero has used in evaluating its financial performance. Adjusted earnings is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. CPI Aero considers Adjusted Earnings important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of the non-cash and non-recurring change in estimate recognized in the three months ended March 31, 2016, Adjusted Earnings enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis. CPI Aero uses Adjusted Earnings as a measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating decisions and investments. The presentation of Adjusted Earnings should not be construed as an inference that CPI Aero's future results will be unaffected by unusual or non-recurring items or by non-cash items, such as changes in estimates. Adjusted Earnings should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

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19 Adjusted Statement of Earnings GAAP Adjusted as Reported Adjustments Earnings Revenues $21,944,320 ($5,683,772) $16,260,548 Cost of sales 18,095,951 (5,683,772) 12,412,179 Gross profit 3,848,369 3,848,369 2,049,793 2,049,793 Income from operations 1,798,576 1,798,576 Interest expense 270,468 270,468 1,528,108 1,528,108 538,000 538,000 Net income (loss) $990,108 $990,108 $0.12 $0.12 Income before provision for income taxes Provision for income taxes Diluted Earnings per share Selling, general and administrative expenses Other income (expense), net For the Three Months Ended June 30, 2015

20 Contact us CPI Aerostructures Vincent Palazzolo, CFO (631) 586-5200 www.cpiaero.com Investor Relations Jody Burfening& Sanjay M. Hurry (212) 838-3777 cpiaero@lhai.com www.lhai.com